Reinhart International PMV Fund Summary Prospectus September 28, 2024 Advisor Class – RPMYX

Before you invest, you may want to review Reinhart International PMV Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated September 28, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund on its website at http://www.reinhartfunds.com/international/. You can also get this information at no cost by calling the Fund (toll-free) at (855) 774-3863 or by sending an e-mail request to info@reinhart-partnersinc.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below

Shareholder Fees (fees paid directly from your investment)	Advisor Class
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class
Management Fees	0.95%
Shareholder Servicing Plan Fee (1)	0.15%
Other Expenses (1)	13.62%
Total Annual Fund Operating Expenses (1)	14.72%
Less: Fee Waiver and Expense Reimbursement (2)	-13.77%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (1)(2)	0.95%
(1)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects certain operating expenses that are not expected to be incurred during the current fiscal year and does not include available (but unused) shareholder servicing plan fees.
(2)Reinhart Partners, LLC (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.95% of the average daily net assets of the Advisor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$1,714	$4,319	$8,913

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of foreign companies across the market capitalization spectrum (i.e., inclusive of small, medium and large capitalization companies), including sponsored and unsponsored American Depositary Receipts or American Depositary Shares (ADRs and ADSs are dollar-denominated securities of foreign issuers traded in the U.S). The Fund invests mainly in a limited number of small, mid and large capitalization stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. The Fund considers a company to be a small, mid or large-cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the MSCI AC World Index as of the date it was last reconstituted. The market capitalizations within the index vary, but as of August 30, 2024, they ranged from approximately $109 million to $727.0 billion. However, the Fund will typically invest in companies with market capitalizations between $3 billion and $100 billion market capitalization at the time of initial purchase.

In determining whether an investment is appropriate for inclusion it the Fund’s portfolio, the Adviser screens companies using quality and valuation measures such as long-term operating and gross margin, return on invested capital and free cash flow. International companies that make it through the Adviser’s initial quality and valuation measures are then subjected to intensive fundamental analysis to determine whether a company has a competitive advantage in the marketplace and a sustainable business model. In analyzing a company’s fundamentals, the Adviser utilizes, among other sources of information, publicly available filings, third-party research materials, and industry research calls. In addition, the Adviser may interact with company management though participation on earnings calls and investor relations conferences.

In selecting investments for the Fund, the Adviser engages in fundamental analysis to identify high quality durable businesses, with sustainable competitive advantages, pricing power, and a consistent, sustainable record of strong returns on capital over a full business cycle. In addition, the Adviser emphasizes quality and attempts to find sustainable competitive advantages, one stock at a time, with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance. The Adviser then applies its proprietary Private Market Value (“PMV”) methodology to determine a company’s intrinsic value. The Adviser selects investments for the Fund’s portfolio that generally can be purchased at a discount of 30% or more to the PMV. The Adviser typically sells investments when they reach, or are close to reaching, the PMV, or due to a change in the fundamentals of the security.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Small-Cap and Mid-Cap Companies Risk. Securities of small-cap and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Value-Style Investing Risk. The Fund’s value investments are subject to the risk that the Adviser’s estimated intrinsic value of a company may not be recognized by the broad market or that their prices may decline. In addition, the Adviser’s estimated value of an investment may not be correct.

Financial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions.

Foreign Securities Risk.  Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

ADR Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through

"sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Newer Fund Risk.  The Fund has a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board may determine to liquidate the Fund.

Performance
The accompanying bar chart and performance table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year-to-year. Below the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with a broad-based securities market index and an additional, more specialized index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.reinhartfunds.com or by calling (855) 774-3863.

Calendar Year Total Returns as of December 31

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
18.58%
2023

Best Quarter	Worst Quarter
Q4 2023 12.41%	Q3 2023 -5.13%

Year-to-Date Return as of June 30, 2024
1.25%

Average Annual Total Returns for the periods ended December 31, 2023
	One Year	Since Inception (5/31/2022)
Advisor Class Shares
Return Before Taxes	18.58%	9.64%
Return After Taxes on Distributions	18.26%	9.19%
Return After Taxes on Distributions and Sale of Fund Shares	11.52%	7.39%
MSCI AC World Index ex USA Net (reflects no deduction for fees, expenses, or taxes)	15.62%	5.46%
Morningstar Global ex-US Target Market Exposure NR (reflects no deduction for fees, expenses, or taxes)	15.64%	5.71%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. After-tax returns are shown only for the Advisor Class; after-tax returns for the Investor Class will vary to the extent each share class has different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The MSCI AC World Index ex USA captures large- and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Market countries. With 2,156 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

Management
Investment Adviser

Reinhart Partners, LLC is the Fund’s investment adviser.

Portfolio Managers
Matthew Martinek, CFA, Principal, Chief Investment Officer and Portfolio Manager of the Adviser, is the Fund's lead portfolio manager and Joshua Wheeler, CFA, Principal and Portfolio Manager of the Adviser, is a co-portfolio manager of the Fund. They are responsible for the day-to-day management of the Fund. Each has managed the Fund since its inception in May 2022.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Reinhart International PMV Fund, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at (855) 774-3863, by wire transfer, or through a financial intermediary. The minimum initial investment amount for Advisor Class shares of the Fund is $5,000. Subsequent purchases and exchanges may be made with a minimum investment amount of $100. The Adviser may reduce or waive the minimums.

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a

401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.